FIRST AMERICAN

ESCROW NO: NCS-872262-SA1 (NT)

ASSIGNMENT ESCROW INSTRUCTIONS

Dated: November 14, 2017

As provided for in the **STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE dated October 2, 2017 , together with FIRST AMENDMENT TO STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE dated October 5, 2017** (herein referred to as the "Agreement"), **Modernize, Inc., a California corporation** ("Assignor") hereby designates **1815 Carnegie LLC, a California limited liability company** ("Assignee") to become Buyer of the property described in the Agreement. All funds which have been deposited into this escrow are to be used for the credit of Assignee and upon its instructions therein, subject to the terms of the Agreement. Any reimbursement by Assignee to Assignor of said monies deposited into subject escrow will be handled outside of escrow and Escrow Holder and First American Title Insurance Company are not to be concerned therewith and are relieved of any liability or responsibility in connection with same.

Assignee understands it has been designated by Assignor to become Buyer of the property described in the above referenced Agreement. Assignee hereby consents to becoming Buyer and, by the signatures below, acknowledges that it is familiar with the terms and provisions of the Agreement and any amendments or supplements thereto.

Assignee hereby agrees to be bound by the terms of the Agreement in all respects as if it was the original Buyer named therein and will hand you all documents and funds necessary to close this escrow.

Seller does not hereby release Assignor of any of its obligations as set forth in the Agreement. Assignee agrees to perform its obligations under the Agreement for the benefit of Assignee as if it was the original Buyer named in the Agreement, and Escrow Holder will receive an executed Grant Deed in favor of said Assignee prior to the close of escrow.

ESCROW NO. NCS-872262-SA1 (NT)

ASSIGNOR(S):

Modernize, Inc., a California corporation

By:________________________

Name: ______________________

Title: _______________________

ASSIGNEE(S):

1815 Carnegie LLC, a California limited liability company

By:________________________

Name: Derek Peterson

Title: Managing LLC Member